Columbia Financial Printing Corp.

59-4 Central Ave., Farmingdale, NY 11735
(516) 931-3800 Fax: (516) 931-3871

COVER SHEET

PAGES (Including this sheet): 3 — Friday, March 23, 2012 4:11:34 PM

Pacific Metals Corp. — Mitch Geisler — Phone: (647) 288-1508
#600-157 Adelaide St. West
Toronto, ON M5H 4E7, — Fax:

NONE — Phone:
Fax:

OLDE MONMOUTH STOCK TRANSFER CO., INC. — Phone: (732) 872-2727
200 Memorial Parkway
Atlantic Highlands, NJ 07716 — Fax: (732) 872-2728
Matt Troster

DESCRIPTION:

1000 Common Stock Certificates Purple Borders - Numbered: 01001 To 02000

REMARKS: PLEASE PROOFREAD AND ADVISE US ACCORDINGLY.

To Omit Red (Ghost) Eagle in background please check this box: ☐

First Proofs:

Thermo-Engraved

Please Proofread and advise us accordingly

Transmittal sent by: **Brian** **Thank You**

AUTHORIZATION TO PRINT - PROOFS ARE NOW APPROVED FOR PRINTING
Printing will not proceed without signed authorization - please return via fax or mail

AUTHORIZED SIGNATURE: ______________________ DATE: __________
Please print name below line:

THIS MATERIAL HAS NOT BEEN PROOFREAD

In view of recent judicial decisions holding certain typesetting companies responsible for the accuracy of typeset material if even a perfunctory proofreading service, paid or unpaid, has been provided by that typesetting company, Columbia Financial Printing Corp., PERFORMS NO PROOFREADING SERVICE ON ANY MATERIAL PASSING THROUGH ITS TYPESETTING FACILITY. THERE ARE POSITIVELY NO EXCEPTIONS TO THIS POLICY.

NUMBER

SHARES

PACIFIC METALS CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK

CUSIP 69455R 10 5

THIS CERTIFIES THAT:

PROOF

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

PACIFIC METALS CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

PACIFIC METALS CORP. CORPORATE SEAL 2006 NEVADA

COUNTERSIGNED

OLDE MONMOUTH STOCK TRANSFER CO., INC.
200 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716
TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

SECRETARY

PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian..................
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

COLUMBIA FINANCIAL PRINTING CORP. - **www.stockinformation.com**